UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2018

LSC Communications, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-37729

Delaware	36-4829580
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

191 N. Wacker Drive, Suite 1400, Chicago IL 60606	(773) 272-9200
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On October 30, 2018, LSC Communications, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Quad/Graphics, Inc., a Wisconsin corporation (“Parent”), and QLC Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation. Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of the Company (each a “Share”, and collectively, the “Shares”) issued and outstanding immediately prior to the Effective Time (other than any Share held in a trust account, managed account or the like, or otherwise held in a fiduciary or agency capacity, that is beneficially owned by a third party) will be converted into the right to receive 0.625 shares (the “Exchange Ratio”) of class A common stock, par value $0.025 per share, of Parent (the “Parent Class A Common Stock”) (the “Merger Consideration”). The Parent Class A Common Stock and the shares of class B common stock of Parent, par value $0.025 per share (the “Parent Class B Common Stock”), are collectively referred to herein as the “Parent Shares”. At the Effective Time, all of the Shares will cease to be outstanding, will automatically be cancelled and will cease to exist, and will thereafter represent only the right to receive the Merger Consideration.

The board of directors of the Company (the “Board”) has (i) determined that the Merger is fair and in the best interests of the Company and its stockholders and approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement in accordance with applicable law and resolved to recommend adoption of the Merger Agreement (the “Company Board Recommendation”) to the holders of Shares (the “Company Stockholders”) and (ii) directed that the Merger Agreement be submitted to the Company Stockholders for their adoption.

The board of directors of Parent (the “Parent Board”) has (i) determined that the Merger is in the best interests of Parent and has approved the Merger Agreement, the Merger and the issuance of Parent Class A Common Stock in the Merger (the “Parent Share Issuance”), (ii) recommended that the holders of Parent Shares (the “Parent Shareholders”) approve the Parent Share Issuance and (iii) directed that the Parent Share Issuance be submitted to the consideration and vote of the Parent Shareholders at the meeting of Parent Shareholders.

The completion of the Merger is subject to certain customary closing conditions, including, (i) the adoption of the Merger Agreement by holders of a majority of outstanding Shares entitled to vote on the matter (the “Company Stockholder Approval”), (ii) the approval of the Parent Share Issuance by a majority of votes cast by the Parent Shareholders entitled to vote on the matter present in person or by proxy at the meeting of Parent Shareholders (the “Parent Shareholder Approval”), (iii) the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, and other required regulatory approvals, (iv) the absence of any governmental order or law that precludes, restrains, enjoins or otherwise prohibits the consummation of the Merger or the other transactions contemplated by the Merger Agreement, (v) Parent’s registration statement on Form S-4 having become effective under the Securities Act of 1933, as amended (the “Securities Act”) and (vi) the Parent Shares issuable in the Merger having been approved for listing on the New York Stock Exchange, subject to official notice of issuance. The obligation of each party to consummate the Merger is also conditioned upon (i) performance and compliance by the other party in all material respects with its pre-closing obligations under the Merger Agreement and (ii) the accuracy of the representations and warranties of the other party as of the date of the Merger Agreement and as of the closing of the Merger (subject to customary materiality qualifiers). The consummation of the Merger is not subject to a financing condition.

The parties have made customary representations, warranties and covenants in the Merger Agreement. Subject to certain exceptions, the Company and Parent have each agreed, among other things, to covenants relating to the conduct of the Company’s and Parent’s respective businesses during the period between the execution of the Merger Agreement and the consummation of the Merger.

The Merger Agreement also contains a customary “no shop” provision (the “No-Shop Provision”) which prohibits the Company from soliciting proposals for an alternative acquisition, or providing information, participating in any discussions or entering into any agreement in connection with any such proposal. However, prior to the time the Company Stockholder Approval is obtained, the Board may, (i) (A) in the exercise of its fiduciary duties, withhold, withdraw, qualify or modify the Company Board Recommendation in connection with receipt of an alternative acquisition proposal that the Board determines in good faith, after consultation and taking into account all factors, would be more favorable to the Company Stockholders, from a financial point of view, than the transactions contemplated by the Merger Agreement and such proposal is reasonably likely to be consummated on the proposed terms (a “Superior Proposal”), and (B) make any disclosures legally required to be disclosed or that the Board determines in good faith the failure of which to disclose would be inconsistent with its fiduciary duties, even if such disclosure constitutes an adverse change of the Company Board Recommendation, and/or (ii) terminate the Merger Agreement to enter into an agreement in connection with a Superior Proposal, in the case of each of (i)(A) and (ii) of this paragraph, subject to complying with the terms of the Merger Agreement, including notice and certain other specified requirements, providing Parent the opportunity to propose revisions to the terms of the Merger Agreement, and a requirement to pay the Company Termination Fee (as defined below).

The Merger Agreement may be terminated by each of the Company and Parent under certain circumstances, including in the event that (i) both parties agree by mutual written consent to terminate the Merger Agreement, (ii) the Merger is not consummated by October 30, 2019 (the “End Date”), (iii) the Company Stockholder Approval has not been obtained, (iv) the Parent Shareholder Approval has not been obtained or (v) any law or order permanently restraining, enjoining or otherwise prohibiting consummation of the Merger having become final and non-appealable. Parent also has certain additional termination rights, including in connection with an adverse change of the Company Board Recommendation, the Board’s failure to publicly reaffirm the Company Board Recommendation with respect to an acquisition proposal that is a tender offer or exchange offer within 10 business days after the commencement thereof and in the case of a material breach of the No-Shop Provision (subject to a notice and cure provision). The Company also has certain additional termination rights, including if Parent fails to take a vote of the Parent Shareholders on the Parent Share Issuance at least five business days prior to the End Date or Parent breaches its obligation to submit the Parent Share Issuance to a vote of the Parent Shareholders at the meeting of Parent Shareholders. The Merger Agreement provides that, upon termination of the Merger Agreement under certain specified circumstances, the Company will be required to pay Parent a termination fee of $12,500,000 (the “Company Termination Fee”) (plus up to $2,000,000 of reimbursement of reasonable and documented expenses). In addition, if the Merger Agreement is terminated under certain circumstances due to the failure to obtain regulatory approvals or the material breach by Parent of its obligations in respect of obtaining regulatory approvals, Parent will pay the Company a reverse termination fee of $45,000,000.

Under the Merger Agreement, two of the current members of the Company’s Board, mutually agreed upon by the Company and Parent, at the direction of the Voting Trust (as defined below), will be appointed to the board of directors of Parent following the closing of the Merger.

The foregoing description of the Merger Agreement, the Merger and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the actual Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Voting and Support Agreement

On October 30, 2018, concurrently with the execution of the Merger Agreement, the Company and the trustees (the “Trustees”) under the Amended and Restated Voting Trust Agreement, dated as of June 25, 2010, (the “Voting Trust Agreement”), pursuant to which certain shares of capital stock of Parent are held by the Quad/Graphics, Inc. Voting Trust (the “Voting Trust”), entered into a voting and support agreement (the “Voting Agreement”). Pursuant to the Voting Agreement and subject to the terms and conditions therein, the Trustees will vote all of the Parent Shares held by the voting trust which they have, directly or indirectly, the right to vote or direct the voting thereof (the “Subject Shares”) (i) in favor of the Parent Share Issuance and any postponements or adjournments of the meeting of Parent Shareholders as needed to solicit additional votes or in the absence of a quorum and (ii) against any alternative acquisition involving Parent (other than the Merger) or other action or agreement that would reasonably be expected to breach the obligations of Parent in the Merger Agreement or the Trustees in the Voting Agreement or impede, delay or adversely affect the Merger, the Parent Share Issuance or the other transactions contemplated by the Merger Agreement.

As of the date of the Voting Agreement, the Trustees had, directly or indirectly, the right to vote or direct the voting of 10,046 shares of Parent Class A Common Stock and 12,574,255 shares of Parent Class B Common Stock, representing approximately 73% of Parent’s total voting power.

The Voting Agreement also prohibits the Trustees from transferring, or permitting the withdrawal of, the Subject Shares, subject to certain exceptions permitted in the Voting Trust Agreement and the Voting Agreement. The Voting Agreement will terminate upon the earliest to occur of (i) the Effective Time and (ii) the termination of the Merger Agreement in accordance with its terms.

The foregoing description of the Voting Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the actual Voting Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Merger Agreement and Voting Agreement have been included to provide investors with information regarding their terms. They are not intended to provide any other factual information about the Company, Parent or their respective subsidiaries or affiliates or to modify or supplement any factual disclosures about the Company or Parent included in their public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The representations, warranties and covenants contained in the Merger Agreement and the Voting Agreement were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the respective parties to such agreements, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the respective parties to such agreements instead of establishing these matters as facts, and may be subject to standards of materiality that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or of any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement and the Voting Agreement, which subsequent information may or may not be fully reflected in the Company’s or Parent’s respective public disclosures.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of federal securities laws regarding the Company. These forward-looking statements relate to, among other things, the proposed transaction between the Company and Parent and include expectations, estimates and projections concerning the business and operations, strategic initiatives and value creation plans of the Company. In accordance with “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, these statements may include, or be preceded or followed by, the words “anticipates,” “estimates,” “expects,” “projects,” “forecasts,” “intends,” “plans,” “continues,” “believes,” “may,” “will,” “goals” or variations of such words and similar expressions. Examples of forward-looking statements include, but are not limited to, statements, beliefs and expectations regarding our business strategies, market potential, future financial performance, dividends, costs to be incurred in connection with the separation, results of pending legal matters, our goodwill and other intangible assets, price volatility and cost environment, our liquidity, our funding sources, expected pension contributions, capital expenditures and funding, our financial covenants, repayments of debt, off-balance sheet arrangements and contractual obligations, our accounting policies, general views about future operating results and other events or developments that we expect or anticipate will occur in the future. These forward-looking statements are subject to a number of important factors, including those factors disclosed in “Item 1A Risk Factors” in section Part I in the Company’s annual report on Form 10-K for the year ended December 31, 2017, as filed with the SEC on February 22, 2018, that could cause our actual results to differ materially from those indicated in any such forward-looking statements. Additional factors include, but are not limited to: (1) the ability to complete the proposed transaction between the Company and Parent on the anticipated terms and timetable; (2) the ability to obtain approval by the stockholders of the Company and shareholders of Parent related to the proposed transaction and the ability to satisfy various other conditions to the closing of the proposed transaction contemplated by the merger agreement; (3) the ability to obtain governmental approvals of the proposed transaction on the proposed terms and schedule, and any conditions imposed on the combined entities in connection with consummation of the proposed transaction; (4) the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected; (5) disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers; (6) the competitive market for our products and industry fragmentation affecting our prices; (7) inability to improve operating efficiency to meet changing market conditions; (8) changes in technology, including electronic substitution and migration of paper based documents to digital data formats; (9) the volatility and disruption of the capital and credit markets, and adverse changes in the global economy; (10) the effects of global market and economic conditions on our customers; (11) the effect of economic weakness and constrained advertising; (12) uncertainty about future economic conditions; (13) increased competition as a result of consolidation among our competitors; (14) our ability to successfully integrate recent and future acquisitions; (15) factors that affect customer demand, including changes in postal rates, postal regulations, delivery systems and service levels, changes in advertising markets and customers’ budgetary constraints; (16) vulnerability to adverse events as a result of becoming a stand-alone company after separation from R. R. Donnelley & Sons Company (“RRD”), including the inability to obtain as favorable of terms from third-party vendors; (17) our ability to access debt and the capital markets due to adverse credit market conditions; (18) the effects of seasonality on our core businesses; (19) the effects of increases in capital expenditures; (20) changes in the availability or costs of key materials (such as paper, ink, energy, and other raw materials) or in prices received for the sale of by-products; (21) performance issues with key suppliers; (22) our ability to maintain our brands and reputation; (23) the retention of existing, and continued attraction of additional customers and key employees, including management; (24) the effect of economic and political conditions on a regional, national or international basis; (25) the effects of operating in international markets, including fluctuations in currency exchange rates; (26) changes in environmental laws and regulations affecting our business; (27) the ability to gain customer acceptance of our new products and technologies; (28) the effect of a material breach of or disruption to the security of any of our or our vendors’ systems; (29) the failure to properly use and protect customer and employee information and data; (30) the effect of increased costs of providing health care and other benefits to our employees; (31) the effect of catastrophic events; (32) potential tax liability of the separation; (33) the impact of the U.S. Tax Cuts and Jobs Act (“Tax Act”); (34) lack of history as an operating company and costs and other issues associated with being an independent company; (35) failure to achieve certain intended benefits of the separation; (36) failure of RRD or Donnelley Financial Solutions, Inc. to satisfy their respective obligations under agreements entered into in connection with the separation; (37) increases in requirements to fund or pay withdrawal costs or required contributions related to the Company’s pension plans and (38) the factors set forth in “Item 1A Risk Factors” in section Part I in the Company’s annual report on Form 10-K for the year ended December 31, 2017, as filed with the SEC on February 22, 2018. We have based our forward-looking statements on our current expectations, estimates and projections about our industry. We caution that these statements are not guarantees of future performance and you should not rely unduly on them, as they involve risks, uncertainties, and assumptions that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. While our management considers these assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Accordingly, our actual results may differ materially from the future performance that we have expressed or forecast in our forward-looking statements. We undertake no obligation to update any forward-looking statements except to the extent required by applicable law.

No Offer or Solicitation

This communication relates to a proposed business combination between Parent and the Company. This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the SEC. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final joint proxy statement/prospectus will be mailed to stockholders of the Company. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, from the Company at its website, www.lsccom.com, or by contacting the Company’s Investor Relations at investor.relations@lsccom.com or (773) 272-9275.

Participants in the Solicitation Relating to the Merger

Parent and the Company and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information concerning the Company’s participants is set forth in the proxy statement, filed April 10, 2018, for the Company’s 2018 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed transaction will be included in the registration statement and joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of October 30, 2018, by and among Parent, Merger Sub and the Company.

10.1	Voting and Support Agreement, dated as October 30, 2018, by and among the Company and the trustees under the Amended and Restated Voting Trust Agreement, dated as of June 25, 2010.

*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC on request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

LSC Communications, Inc.

Date: October 31, 2018	By:	/s/ Suzanne S. Bettman
	Name:	Suzanne S. Bettman
	Title:	Secretary; Chief Compliance Officer; General Counsel